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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: DECEMBER 22, 2006
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE                     1-10235                         36-3555336
   (State of             (Commission File Number)              (IRS Employer
 Incorporation)                                              Identification No.)

                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)

      Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under
Off-Balance Sheet Arrangements.

On December 22, 2006, IDEX Corporation announced that it closed an amended and restated five-year, $600 million senior revolving credit facility. The facility was financed through a syndication of 15 financial institutions, co-led by Banc of America Securities LLC and Wachovia Capital Markets LLC, with LaSalle Bank, N.V., Mizuho Corporate Bank, Ltd., and The Bank of Tokyo-Mitsubishi UFJ, Ltd., acting as co-documentation agents.

The amended credit facility was timed to capitalize on current, favorable market conditions and replaces the company's previous $600 million credit facility, which had been due to expire on December 14, 2009.

A copy of the Amended and Restated Credit Agreement is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)   Exhibits

      10.1  Amended and Restated Credit Agreement dated December 21, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IDEX CORPORATION

                              By:    /s/ Dominic A. Romeo
                                     ------------------------------------------
                                     Dominic A. Romeo
                                     Vice President and Chief Financial Officer

December 22, 2006

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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER       DESCRIPTION
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
10.1         Amended and Restated Credit Agreement dated December 21, 2006
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